UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 8, 2002


                           Mpower Holding Corporation
                           Mpower Communications Corp.
                 -----------------------------------------------
           (Exact names of registrants as specified in their charters)


             Delaware                33339884-01            52-2232143
              Nevada                   0-24059              88-0360042
           ------------            -------------          --------------
          (State or other          (Commission            (I.R.S. Employer
           jurisdiction of          File Number)          Identification No.)
           incorporation)


                175 Sully's Trail, Pittsford, NY                14534
             ---------------------------------------         -----------
             (Address of principal executive offices)        (Zip Code)


        Registrants' telephone number, including area code: (716) 218-6550
                                                            ---------------

                                       N/A
        -----------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 3.  Bankruptcy or Receivership.

(a) On April 8, 2002, Mpower Holding Corporation (the "Company"), a facilities-based broadband communications provider, and Mpower Communications Corp. ("Mpower Communications"), a subsidiary of Mpower Holding Corporation (collectively, the "Debtors"), and Mpower Lease Corporation ("Mpower Leasecorp"), a subsidiary of Mpower Communications, each filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). The Chapter 11 cases are being jointly administered. (Case No 02-11046(PJW)). No trustee, receiver or fiscal agent has been appointed. The Debtors manage, and will continue to manage, their properties and operate their businesses as "debtors-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. In addition, the Company and Mpower Communications have jointly filed a pre-negotiated plan of reorganization (the "Plan") and await, among other things, an order confirming the Plan to be entered by the Bankruptcy Court. Mpower Leasecorp is not a party to the Plan.

On April 8, 2002, the Company issued a press release relating to the foregoing, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

(b) Not applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

          99.1 Press Release of the Company dated April 8, 2002.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.




Date:  April 15, 2002              MPOWER HOLDING CORPORATION



                                   By:    /s/ MICHAEL TSCHIDERER
                                      ------------------------------------------
                                   Name:  Michael Tschiderer
                                   Title: Vice President and Controller


                                   MPOWER COMMUNICATIONS CORP.



                                   By:    /s/ MICHAEL TSCHIDERER
                                      ------------------------------------------
                                   Name:  Michael Tschiderer
                                   Title: Vice President and Controller

                                  EXHIBIT INDEX


Exhibit No.        Description of Document
-----------        ------------------------

99.1               Press Release dated April 8, 2002.